SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 13, 2003


                             ON-SITE SOURCING, INC.
               (Exact name of registrant as specified in charter)


--------------------------- -------------------------- -------------------------
          Delaware                    0-20947                 54-1648470
(State or other jurisdiction  (Commission File Number)       (IRS Employer
      of incorporation)                                    Identification No.)
--------------------------- -------------------------- -------------------------

                             832 North Henry Street
                           Alexandria, Virginia 22314
              (Address of Principal Executive Offices and Zip Code)


                                 (703) 276-1123
              (Registrant's telephone Number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)

ITEM 5.  Other Events and Regulation FD Disclosure

     On October 8, 2003, Onsite Sourcing Inc. issued a press release announcing that it had completed the sale of its Offset Printing Division. The text of the press release is included as an exhibit to this Form 8-K.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

Exhibit No.       Description
-----------       -----------

99.1              Press Release dated October 8, 2003



                                    SIGNATURE
                                    ---------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ON-SITE SOURCING, INC.

                                         By: /s/ Jason Parikh___________________
                                             Name:     Jason Parikh
                                             Title:    Chief Financial Officer
                                                       and Secretary

Dated:   October 13, 2003

                                  Exhibit Index
                                  -------------

Exhibit No.                Description
-----------                -----------

99.1                       Press Release dated October 8, 2003